PURCHASE AND RESTRICTIVE COVENANT AGREEMENT

         This Purchase and Restrictive Covenant Agreement (this "Agreement") is entered into as of March 12, 1997, by and between Data Transmission Network Corporation, a Delaware corporation ("DTN"), and Market Communications Group, L.L.C., a Delaware limited liability company ("MCG").

                                    RECITALS:

         DTN owns and operates a satellite information transmission system that provides its subscribers with access via electronic transmission to various types of information services.

         MCG owns and operates a satellite information transmission system that provides its subscribers with access via electronic transmission to various types of information services.

         MCG and DTN desire in this Agreement to provide for the purchase by DTN of the assets and business as a going concern of MCG.

         NOW THEREFORE, in consideration of the premises and mutual agreements and covenants contained herein, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein shall have the meanings ascribed to them elsewhere in this Agreement and as follows:

                  1.1 "Affiliate" means a Person who directly or indirectly, through one or more intermediaries or otherwise, controls, is controlled by or is under common control with another Person.

                  1.2 "Assumed Liabilities" shall mean, collectively: (a) all trade accounts payable of MCG in existence as of the Effective Date and incurred in the ordinary course of the Business, whenever created ("Trade Payables"); (b) all obligations and liabilities under the Leases which accrue or are to be performed following the Effective Date; and (c) all obligations and liabilities under the Contracts which accrue or are to be performed following the Effective Date. The Trade Payables are listed in SCHEDULE 1.2 attached hereto. All of the Assumed Liabilities are listed in SCHEDULES 1.2, 1.4 AND 1.7.

                  1.3 "Business" shall mean MCG's business of providing the MCG Services to Subscribers.

                  1.4 "Contracts" shall mean, collectively: (a) all agreements between MCG and Subscribers in effect as of the Effective Date; and (b) the license agreements and other contracts to which MCG is a party in connection with the Business and listed in SCHEDULE 1.4 attached hereto.

                  1.5 "Effective Date" shall mean March 12, 1997. It is intend-ed that this Agreement will be simultaneously executed and closed as of the Effective Date.

                  1.6 "Farmland" shall mean Farmland Industries, Inc., a Kansas corporation.

                  1.7 "Leases" shall mean all real estate and equipment leases to which MCG is a party in connection with the Business and listed in SCHEDULE
1.7 attached hereto.

                  1.8 "MCG Services" shall mean, collectively: (a) MCG's MarketPulse and MarketPRO electronic information services; and (b) all other electronic data and/or information services provided by MCG as of the Effective Date.

                  1.9 "Person" shall mean an individual, partnership, corporation, limited liability company, trust or other entity.

                  1.10 "Purchased Assets" means all assets owned by MCG and used in connection with the Business as of the Effective Date, including: (a) the Business and the MCG Services as a going concern and all goodwill in connection therewith; (b) all rights under the Contracts and the Leases; (c) all accounts receivable of the Business in existence as of the Effective Date, whenever created; (d) subject to the provisions of Section 5.1.5, all computer hardware and peripherals, office equipment, communication systems and equipment, host/uplink and transmission system and equipment, back-up generators and other equipment owned by MCG, used in the Business and listed in SCHEDULE 1.10 (collectively, the "MCG Equipment") but excluding equipment subject to equipment Leases; (e) all computer software developed or owned by MCG, including source codes, object codes, datafeed protocols and interface programs, (f) prepaid expenses; (g) telephone numbers, furniture, fixtures, leasehold improvements and supplies; (h) all trade marks, service marks, trade names, logos and other intangible assets and intellectual property of MCG; and (i) all cash of the Business on hand as of the Effective Date, but not including the Purchase Price to be received by MCG.

                  1.11 "Reuters" shall mean Reuters America Inc., a Delaware corporation.

                  1.12 "Subscribers" small mean customers of MCG for one or more of the MCG Services, including Subscribers who receive one or more of the MCG Services; (a) directly from MCG for redistribution to their subscribers; (b) via redistributors of the MCG Services; (c) directly from MCG for internal redissemination physically controlled by the Subscriber independent of MCG, or
(d) directly from MCG for internal use with no redissemination.

                  1.13 "Terminal"   shall  mean  any  devise   installed  at  a
Subscriber location that is capable of providing one individual with access to one or more of the MCG Services at that location independent of access to the MCG Services by any other individual at the same location, but excluding: (a) any Terminal operating by a Subscriber whose account with MCG is more than 90 days past due as of the Effective Date; (b) any device installed by MCG exclusively for promotion, marketing, sales or customer support purposes, and
(c) any device installed at a Subscriber location on a free trial basis for not more than one period of not to exceed 60 days.

                  1.14 "Territory" means the United States of America and
Canada.

         2.       Purchase and Sale of Purchased Assets.

                  2.1 Upon the terms and conditions contained herein, MCG here-by sells, transfers and assigns to DTN, and DTN hereby purchases and acquires from MCG, the Purchased Assets.

                  2.2 The Purchased Assets are purchased by DTN and sold and delivered by MCG "as is, where is," with all faults. MCG warrants that it has good and marketable title to the Purchased Assets free and clear of all liens, charges, claims, encumbrances and equities other than the Assumed Liabilities. Otherwise, MCG makes no representation or warranty, express or implied, oral or in writing, with regard to the condition, quality, adequacy or fitness of the Purchased Assets, including but not limited to any implied warranties of merchantability, fitness for a particular purpose or noninfringement, and all such warranties are expressly disclaimed.

         3.       Liabilities.

                  3.1 DTN hereby assumes and agrees to pay and discharge when due all Assumed Liabilities and shall hold MCG, its members, Affiliates, successors and assigns harmless therefrom.

                  3.2 DTN is not assuming and shall have no responsibility for any debts, obligations or liabilities of MCG not included within the Assumed Liabilities or not otherwise expressly assumed by DTN in accordance with this Agreement.

                  3.3 MCG shall have no liability to DTN from and after the Effective Date under that Amended and Restated Datafeed Dissemination and Equipment Lease Agreement between DTN and MCG ("Datafeed and Equipment Lease Agreement").

         4.       Purchase Price.

                  4.1 The purchase price (the "Purchase Price") for the Purchased Assets shall be an amount equal to $1,500 times the number of Terminals in existence on the day prior to the Effective Date. The parties anticipate there will be approximately 2,400 Terminals in existence as of the

Effective Date and attached to an Assignment and Assumption Agreement to be executed by MCG and DTN.

                  4.2 The Purchase Price shall be paid by DTN to MCG by wire transfer in immediately available funds on the Effective Date

                  4.3  The Purchase Price shall be allocated as follows:

                             Fixed Assets                      [ $             ]
                                                                  -------------
                             Goodwill/Subscriber Contracts     [ $             ]
                                                                  -------------
                             Restrictive Covenant              [ $             ]
                                                                  -------------

                  DTN and MCG shall each prepare IRS Form 8594 in accordance with the allocation set forth above in time to file such Form with the Internal Revenue Service in accordance with applicable IRS procedures and Treasury regulations.

         5.       Deliveries.

                  5.1 In addition to any other documents specifically required to be delivered pursuant to this Agreement, MCG shall, in form and substance satisfactory to DTN and its counsel, deliver to DTN on the Effective Date:

                           5.1.1    A bill of sale,  assignments and other
instruments of transfer as required to effectively vest in DTN all of MCG's right, title and interest in the Purchased Assets, free and clear of all liens, charges, claims, encumbrances and equities other than the Assumed Liabilities.

                           5.1.2    Such consents to the  assignment of the
Contracts as required under the terms on the Contracts and which MCG is able to obtain prior to the Effective Date.

                           5.1.3    A copy of the resolution of MCG's Management
Committee authorizing the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

                           5.1.4.   Executed originals or accurate copies of the
Contracts and Leases, all amendments thereto, and all extensions and renewals thereof.

                           5.1.5.   Copies  of all  business  records  of MCG.
DTN acknowledges that the software on which MCG's accounting system is contained is licensed by MCG from a third party and is necessary for the purpose of winding down MCG's operations and preparing tax returns. Accordingly, MCG's accounting system (including hardware and software) shall be made available to MCG and/or its members for such purposes, at no charge, for a period of twelve months after the Effective Date. DTN shall maintain the integrity of MCG's accounting data, software and operating system and shall not remove any MCG accounting information from the server or software during such period. In the alternative, DTN shall provide after the Effective Date such records and information as MCG or its members require for such purposes.

                  5.2 In addition to any other documents specifically required to be delivered pursuant to this Agreement, DTN shall, in form and substance satisfactory to MCG and its counsel, deliver to MCG on the Effective Date such assumptions and undertakings as MCG reasonably deems necessary to evidence DTN's obligation to assume and discharge the Assumed Liabilities.

                  5.3 DTN shall not be required to close this Agreement unless prior to our simultaneous with closing DTN and Reuters enter into the Datafeed Dissemination Agreement between DTN and Reuters.

         6.       Documentation Subsequent to Effective Date.

                  6.1 From time to time after the Effective Date, without additional consideration, MCG shall execute and deliver such further instruments and take such other actions as DTN reasonably requests to more effectively transfer to and vest in DTN, and to put DTN in possession of, the Purchased Assets.

                  6.2 From time to time after the Effective Date, without additional consideration, DTN shall execute and deliver such further instruments and take such other actions as MCG reasonably requests to more effectively evidence DTN's obligation to assume and discharge the Assumed Liabilities.

         7. Absence of Brokers. Each party represents that it has not retained or incurred liability to any Person for a broker's, finder's or agent's fee in connection with the transactions contemplated by this Agreement; and each party agrees to indemnify and hold the other harmless from the claim of any such broker, finder or agent retained by such party.

         8.       Restrictive Covenants.

                  8.1 For a period of three years commencing on the Effective Date, MCG agrees that it shall not directly or indirectly or through an Affiliate provide, anywhere in the Territory, and real-time electronic information service package which is substantially similar to MCG's MarketPulse or MarketPRO Ag Service as provided on the Effective Date. DTN shall not be required to close this Agreement unless prior to or simultaneous with closing, Farmland enters into a noncompete agreement with DTN containing identical covenants.

                  8.2 If any court having jurisdiction shall hold any of the restrictive covenants in this Section 8 to be unenforceable or unreasonable in scope, territory or duration and if such court shall determine the scope, territory or duration which such court deems reasonable, then the scope, territory or duration of the covenants in this Section 8 shall be automatically reduced to that determined to be reasonable by such court. Notwithstanding the foregoing, if any provision of this Section 8 shall be unenforceable, then such provision shall be severed from this Section 8, but every other provision shall continue in full force and effect. The covenants in this Section 8 are an integral part of the transactions contemplated by this Agreement and DTN would not have entered into this Agreement in the absence of such covenants. DTN and MCG agree that no allocation of the Purchase Price shall in any way reflect the damages which would accrue to DTN in the event of any breach of such restrictive covenants.

                  8.3 MCG acknowledges that the covenants in this Section 8 are reasonable and necessary in order that DTN receive the benefits intended from the transactions contemplated by this Agreement and that any breach of such covenants will result in irreparable injury to DTN for which DTN has no adequate remedy at law. In the even MCG breaches any of the covenants in this Section 8, DTN shall be authorized to seek from any court of competent jurisdiction a temporary restraining order and/or preliminary and permanent injunctive relief. Such remedies shall be cumulative and not exclusive of any other rights or remedies to which DTN may be entitled as a result of such breach.

         9. MCG Employees. DTN shall have no obligation to hire any em-ployees of MCG. MCG shall be responsible for all obligations to its employees, including but not limited to salaries, bonuses, vacation pay, retirement bene-fits, sick pay, insurance premiums, severance pay and other fringe benefits.

         10.      Indemnification.

                  10.1 With the exception of the Assumed Liabilities, MCG shall defend, indemnify and hold DTN, its Affiliates, successors and assigns harmless from any loss, claim, liability, damage, cost or expense (including but not limited to reasonable attorneys' fees) ("Damages") arising from: (a) the conduct of the Business or the provision of the MCG Services or the use of the Purchased Assets prior to the Effective Date; (b) any breach of this Agreement by MCG; (c) any material inaccuracy in any of the representations or warranties made by MCG in this Agreement; or (d) any material inaccuracy or misrepresentation in any certificate or other document delivered by MCG in accordance with this Agreement.

                  10.2 DTN waives compliance with the Bulk Sales provisions of the Uniforms Commercial Code in connection with this transaction. MCG shall indemnify DTN, its Affiliates, successors and assigns against any Damages arising by reason of non-compliance by MCG with the Bulk Sales provisions of the Uniform Commercial Code or any equivalent statute in connection with the sale of the Purchased Assets.

                  10.3 DTN shall be responsible for and shall pay the Assumed Liabilities. DTN may make adjustments in such Assumed Liabilities as DTN deems appropriate, provided DTN shall indemnify MCG, its members, Affiliates, successors and assigns from any liability which may accrue as a result of any such adjustment.

                  10.4 DTN shall defend, indemnify and hold MCG, its members, Affiliates, successors and assigns harmless from any Damages arising from: (a) the conduct of the Business or the provision of the MCG Services or the use of the Purchased Assets following the Effective Date, whether integrated with DTN's other operations or operated on a stand-line basis; (b) the Assumed Liabilities;
(c) any breach of this Agreement by DTN, (d) any material inaccuracy in any of the representations or warranties made by DTN in this Agreement; or (e) any material inaccuracy or misrepresentation in any certificate or other document delivered by DTN in accordance with this Agreement.

                  10.5 If  any  party   ("Indemnified   Party")   entitled   to
indemnification from the other party ("Indemnifying Party") under this Agreement receives notice of any claim or the commencement of any action or proceeding with respect to which the Indemnifying Party is obligated to indemnify pursuant to this Agreement, the Indemnified Party shall promptly give the Indemnifying Party written notice thereof. Such notice shall describe the claim in reasonable detail and shall indicate the amount (estimated if necessary) of the loss that has been or may be sustained by the Indemnified Party in connection therewith. The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any such matter involving the asserted liability of the Indemnified Party. If the Indemnifying Party elects to compromise or defend such asserted liability, it shall within 30 days (or sooner, if the nature of the asserted liability so requires) notify the Indemnified Party of its intent to do so, and the Indemnified Party shall cooperate, at the Indemnifying Party's expense, in the compromise of or defense against such asserted liability. If the Indemnifying Party elects not to compromise or defend against the asserted liability, if the Indemnified Party reasonably determines that the Indemnifying Party's counsel has a conflict of interest with the Indemnified Party or the Indemnifying Party or its counsel is not adequately defending the Indemnified Party's interests, or if the Indemnifying Party fails to notify the Indemnified Party of its election as provided herein, the Indemnified Party may, if acting in accordance with its good faith business judgment, pay, compromise or defend such asserted liability at the Indemnifying Party's expense, and such settlement shall be binding on the Indemnifying Party for purposes of this Section 10. Notwithstanding the foregoing, neither the Indemnifying Party nor Indemnified Party may settle or compromise any claim over the reasonable good faith objection of the other. The Indemnified Party may object to any settlement which obligates the Indemnified Party to pay any funds or perform or desist from performing any actions or which does not provide the Indemnified Party with a full release from liability. In any event, the Indemnified Party and Indemnifying Party may each participate, at its own expense, in the defense of such asserted liability. If the Indemnifying Party elects to defend any claim, the Indemnified Party shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

                  10.6 Notwithstanding the foregoing provisions of this Section 10: (a) neither party shall have any liability to the other party under this
Section 10 for any indirect, incidental or consequential damages or expenses; and (b) the aggregate liability of each party to the other under this Section 10 shall be limited to an amount not to exceed the Purchase Price.

         11.      Taxes and Prorations.

                  11.1 All sales and other similar taxes (not including state or federal income taxes) payable in connection with this transaction and the transfer of the Purchased Assets shall be paid by DTN, and DTN shall indemnify and hold MCG, its members, Affiliates, successors and assigns harmless from any and all such taxes.

                  11.2 All property taxes, annual license fees and similar annual assessments due in connection with the ownership or operation of the Purchased Assets shall be prorated between DTN and MCG as of the Effective Date. MCG will provide DTN with an estimate of such taxes, fees and assessments and shall make available to DTN copies of all tax assessments, notices and related documents in its possession.

         12. Nonassignable Rights. Despite anything contained herein to the contrary, this Agreement shall not constitute an agreement to assign any Contract if such assignment without the consent of the other party thereto would constitute a breach thereof or in any material way affect the rights of MCG thereunder unless such consent is obtained. If any such consent is not obtained as of the Effective Date, of if any attempted assignment without such consent would be ineffective or would materially affect MCG's rights thereunder so that DTN would not in fact receive all such rights, the parties agree to cooperate in any reasonable arrangement designed to ensure that DTN shall have the benefits, rights, obligations and duties under such Contract as soon as practicable following the Effective Date.

         13. Confidentiality. The terms and conditions of this Agreement are and shall remain and be kept confidential by the parties hereto, their employees, agents and legal counsel. Except as required by law, regulations or auditing requirements, the terms of this Agreement shall not be disclosed to any third Person by MCG without the prior written consent of DTN nor by DTN without the prior written consent of MCG and its members. No press release regarding this transaction shall be issued by MCG without the prior written consent of DTN nor by DTN without the prior written consent of MCG, which consent by MCG shall not be unreasonably withheld.

         14. Lost Equipment Charges. DTN acknowledges that all or sub-stantially all Equipment (as defined in the Datafeed and Equipment Lease Agreement) has been accounted for as of the Effective Date. MCG shall have no responsibility for, and DTN shall not assess or attempt to collect against MCG, any Lost Equipment Charges under the Datafeed and Equipment Lease Agreement.

         15. Survival of Representations and Warranties. The repre-sentations and warranties of DTN and MCG contained in this Agreement shall survive the Effective Date for a period of twelve months.

         16. No Assignment. Neither party may assign this Agreement or delegate any duties hereunder without the written consent of the other party. Any attempted assignment without such consent shall be null and void.

         17. Expenses of Transaction. Except as specifically provided in this Agreement, each party shall bear its own expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby.

         18.      Entire  Agreement.   Together  with  the  Schedules  hereto,
this constitutes the entire agreement between the parties with respect to the subject matter hereof. There are no other agreements, representations, warranties or covenants, written or oral, with respect to the transactions contemplated by this Agreement which are not expressly set forth herein. This Agreement may not be modified or amended except by written instrument executed by both parties hereto.

         19. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and both of which, taken together, shall constitute a single instrument.

         20. Notices. Any notice required or permitted under this Agree-ment shall be in writing and may be delivered personally or sent by a nationally recognized overnight courier, United States registered or certified mail, postage prepaid, or facsimile transmission, addressed as set forth below:

         If to MCG:                         Market Communications Group, L.L.C.
                                            8610 NW 107th Terrace
                                            Kansas City, MO  64153
                                            FAX (816) 880-1210
                                            Attn:  President

         With copies to:                    Stimson, Mag & Fizzell, P.C.
                                            Suite 2800
                                            1201 Walnut Street
                                            Kansas City, MO  64106
                                            FAX (816) 691-3495
                                            Attn:  Marc Salle, Esq.

                                                     and
                                       9

                                            Farmland Industries, Inc.
                                            3315 N. Farmland Trafficway
                                            Department 62
                                            Kansas City, MO  64116
                                            FAX (816) 459-5902
                                            Attn:  Vice President and General
                                                   Counsel

                                                     and

                                            Reuters America Inc.
                                            1700 Broadway
                                            New York, NY  10019
                                            FAX (212) 307-9378
                                            Attn:  Vice President and General
                                                   Counsel

         If to DTN:                         Data Transmission Network Corp.
                                            9110 West Dodge Road, Suite 200
                                            Omaha, NE  68114
                                            FAX (402) 390-7188
                                            Attn:  President

         With a copy to:                    Abrahams, Kaslow & Cassman
                                            8712 West Dodge Road, Suite 300
                                            Omaha, NE  68114
                                            FAX (402) 392-0816
                                            Attn:  R. Craig Fry, Esq.

or to any other address or facsimile number as either party shall give the other in writing.

         21. Binding Effect. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         22. Section Headings. Section headings in this Agreement are for the purpose of reference only and shall not limit or otherwise affect the meaning of any of the provisions of this Agreement.

         23. Incorporation of Schedules. Each of the Schedules referred to herein and attached hereto are incorporated herein and shall be deemed to be a part of this Agreement.

         24. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nebraska, without reference to conflicts of laws rules.

         25. Survival. Those provisions of this Agreement which by their nature are intended to survive the Effective Date shall so survive for such period of time as necessary to achieve full performance thereof.

         26. Conduct and Transactions of MCG Prior to Closing. It is in-tended that this Agreement will be simultaneously executed and closed. However, from the date of this Agreement until closing, except to the extent expressly permitted by this Agreement or resulting from or incident to the transaction contemplated hereby, or as otherwise consented to by an instrument in writing signed by DTN:
                  26.1 MCG will use commercially reasonable efforts to keep the Business and MCG's organization intact and will not take or permit to be taken or do or suffer to be done anything other than in the ordinary course of the Business as presently conducted or necessary or incidental to the performance of this Agreement, and MCG will use its commercially reasonable efforts to keep available the services of its officers, employees and agents and to maintain the goodwill and reputation associated with the MCG Services.

                  26.2 MCG will not make any changes in its Certificate of Formation or Limited Liability Company Agreement which would preclude, hinder, interfere with or otherwise impair the ability of MCG to perform its obligations pursuant to this Agreement and to consummate the transaction contemplated hereby.

                  26.3 MCG will use commercially reasonable efforts to maintain the Purchased Assets, tangible or intangible, in good operating condition and repair and take all steps necessary to keep its operations functioning properly.

                  26.4 MCG will not sell, lease or dispose of, or make any contract for the sale, lease or disposition of, any of the Purchased Assets other than in the ordinary and usual course of the Business consistent with the representations and warranties of MCG contained herein and not in breach of any of the provisions of this Section 26.

                  26.5 MCG shall not encumber or permit to be encumbered any of the Purchased Assets.

                  26.6 MCG shall not do, or cause to be done, any act or suffer, or cause to be suffered, any omission which would result in a breach of any of the representation, warranties or covenants of MCG contained herein if the same were made a new immediately after such act or omission.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalves by their respective duly authorized officers, all as of the day and year first above written.

                                    MARKET COMMUNICATIONS GROUP, L.L.C.,
                                    a Delaware limited liability company



                                    By:
                                       -----------------------------------------
                                            Richard H. Weaver
                                            President and CEO



                                    DATA TRANSMISSION NETWORK CORPORATION
                                    a Delaware corporation



                                    By:
                                       -----------------------------------------
                                            Greg T. Sloma
                                            President Chief Operating Officer

                                  SCHEDULE 1.2

                                 Trade Payables

                                  SCHEDULE 1.4

                    Contract Other Than Subscriber Agreements

                                  SCHEDULE 1.7

                                    Leases

                                  SCHEDULE 1.10

                                  MCG Equipment

                              NONCOMPETE AGREEMENT

This Agreement is entered into as of March 12, 1997 by Farmland Industries Inc., a Kansas corporation ("Farmland"), and Data Transmission Network Corporation, a Delaware corporation ("DTN").

                                    RECITALS

         DTN has agreed to purchase the assets and business of Market Communications Group, L.L.C., a Delaware limited liability company ("MCG") pursuant to that Purchase and Restrictive Covenant Agreement of even date herewith ("Purchase Agreement"). Farmland is a member of MCG and is willing to give the undertakings contained herein as an inducement for DTN to enter into the Purchase Agreement.

         In consideration of the foregoing and the mutual promises and covenants contained herein, the parties agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

         2. Restrictive Covenant. For a period of three years commencing on the Effective Date, Farmland agrees that it shall not directly or indirectly or through an Affiliate provide, anywhere in the Territory, any real-time electronic information service package which is substantially similar to MCG's MarketPulse or MarketPRO Ag Service as provided on the Effective Date (the "Restrictive Covenant"). DTN acknowledges and agrees that the businesses and activities conducted by Farmland as of the date of this Agreement are not in violation of the provisions of the Restrictive Covenant.

         3. Enforcement. Farmland acknowledges the Restrictive Covenant is reasonable and necessary in order that DTN receive the benefits intended from the transaction contemplated by the Purchase Agreement and that any breach of the Restrictive Covenant will result in irreparable injury to DTN for which DTN has no adequate remedy at law. Accordingly, if Farmland breaches the Restrictive Covenant, DTN shall be authorized to seek from any court of competent jurisdiction a temporary restraining order and/or preliminary and permanent injunctive relief for the duration of the Restrictive Covenant.

         4. Severability. If a final judicial determination is made that any provision of the Restrictive Covenant constitutes an unreasonable or otherwise unenforceable restriction against Farmland, Farmland and DTN agree that such provision shall be void only to the extent such provision is so determined to be unreasonable or otherwise unenforceable, and shall be modified to the extent required to render the same reasonable and enforceable under the circumstances.

         5. Miscellaneous. This constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by written instrument executed by Farmland and DTN. This Agreement shall be binding on the parties and their respective Affiliates, associates and employees. This Agreement shall be governed by the laws of the State of Nebraska, without reference to conflicts of laws rules. This Agreement may be executed in counterparts, each of which shall be an original and both of which, taken together, shall constitute a single instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                            FARMLAND INDUSTRIES, INC.

                                            By:
                                               ---------------------------------

                                                                      "Farmland"



                                            DATA TRANSMISSION NETWORK
                                            CORPORATION

                                            By:
                                               ---------------------------------

                                                                           "DTN"
                                       18

                                  BILL OF SALE
                                  ------------

         Effective March 12, 1997, Market Communications Group, L.L.C., a Delaware limited liability company ("Seller"), for good and valuable consideration paid to Seller by Data Transmission Network Corporation, a Delaware corporation ("Buyer"), receipt of which is hereby acknowledged, and subject to the terms and conditions of that Purchase and Restrictive Covenant Agreement of even date herewith (the "Purchase Agreement"), does hereby irrevocably sell, assign, transfer and deliver to Buyer, its successors and assigns, the entire right, title and interest of Seller in the Purchase Assets, as defined in Section 1.10 of the Purchase Agreement, including, without limitation, the tangible assets listed on Exhibit A attached hereto, wherever such Purchased Assets may be located and whether or not reflected on the balance sheet of Seller. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

         Seller warrants, covenants and agrees that it:

         (i) is hereby conveying good and indefeasible title to the Purchase Assets, free and clear of all liens, charges, claims, encumbrances and equities whatsoever;

         (ii) has complete and unrestricted power to enter into this Bill of Sales and to sell, assign and transfer its right, title and interest in and to the Purchase Assets and such sale, assignment and transfer do not and will not require the consent or approval of any third person or governmental entity, except as provided in the Purchase Agreement or as otherwise disclosed in writing to Buyer;

         (iii) will forever fully warrant and defend Seller's title to the Purchased Assets against any and all claims and demands of any kind and description (other than claims or demands created by sanctions or omissions of Buyer); and

         (iv) will take all steps necessary to put Buyer, its successors or assigns, in actual possession and control of the Purchased Assets.

Seller agrees that it shall execute and deliver or cause to be executed and delivered from time to time such instruments, documents, agreements, consents and assurances and shall take such other actions as Buyer reasonably may require to more effectively convey, transfer and vest in Buyer all right, title and interest in and to the Purchased Assets, to put Buyer in possession of the Purchased Assets, and to carry out the intent and purposes of this instrument.

         This instrument shall be binding upon Seller and inure to the benefit of and be enforceable by Buyer, and their respective successors and assigns.

         IN WITNESS WHEREOF, Seller has caused this instrument to be executed as of March 12, 1997.

                                      MARKET COMMUNICATIONS GROUP, L.L.C.



                                      By:
                                         ---------------------------------------
                                           Richard H. Weaver
                                           President and CEO

                                                                   "Seller"



                                      ACCEPTED:


                                      DATA TRANSMISSION NETWORK
                                      CORPORATION



                                      By:
                                         ---------------------------------------
                                           Greg T. Sloma
                                           President and Chief Operating Officer

                                                                   "Buyer"
                                       20

                                    EXHIBIT A

                                 Tangible Assets
                                 ---------------

               ASSIGNMENT AND ASSUMPTION OF SUBSCRIBER AGREEMENTS
               --------------------------------------------------


         This Assignment is entered into as of March 12, 1997, by Market Communications Group, L.L.C., a Delaware limited liability company ("Assignor"), and Data Transmission Network Corporation, a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

         A. Assignor and Assignee are parties to that Purchase and Re-strictive Covenant Agreement (the "Purchase Agreement") pursuant to which Assignee has agreed to acquire the assets and business as a going concern of Assignor.

         B. Assignor is a party to the subscriber agreements (the "Sub-criber Agreements") listed on Exhibit A attached hereto.

         C. As part of the transaction contemplated by the Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's rights and obligations under the Subscriber Agreements.

                                    AGREEMENT
                                    ---------

         In consideration of the foregoing and the mutual promises and covenants contained herein, Assignor and Assigned agree as follows:

         1. Assignor assigns to Assignee all of Assignor's right, title and interest in and obligations under the Subscriber agreements.

         2. Assignee accepts such assignment and assumes and agrees to perform when due all of Assignor's obligations under the Subscriber Agreements which accrue following the date hereof.

         3. This Assignment may be executed in counterparts, each of which shall be an original and both of which, taken together, shall constitute a single instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have cause this Assignment to be executed as of the date set forth above.

                                      MARKET COMMUNICATIONS GROUP, L.L.C.



                                      By:
                                         ---------------------------------------
                                           Richard H. Weaver
                                           President and CEO

                                                                   "Assignor"

``


                                      DATA TRANSMISSION NETWORK
                                      CORPORATION



                                      By:
                                         ---------------------------------------
                                           Greg T. Sloma
                                           President and Chief Operating Officer

                                                                   "Assignee"

                                    EXHIBIT A

                               List of Subscribers

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS
                     --------------------------------------



         This Assignment is entered into as of March 12, 1997, by Market Communications Group, L.L.C., a Delaware limited liability company ("Assignor"), and Data Transmission Network Corporation, a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

         A. Assignor and Assignee are parties to that Purchase and Restrictive Covenant Agreement (the "Purchase Agreement") pursuant to which Assignee has agreed to acquire the assets and business as a going concern of Assignor.

         B. Assignor is a party to the agreements (the "Contracts") listed on Exhibit A attached hereto.

         C. As part of the transaction  contemplated  by the Purchase
Agreement, Assignor desires to assign to Assignee all of Assignor's rights and obligations under the Contracts.

                                    AGREEMENT
                                    ---------

         In consideration of the foregoing and the mutual promises and covenants contained herein, Assignor and Assignee agree as follows:

         1. Assignor assigns to Assignee all of Assignor's right, title and interest in and obligations under the Contracts.

         2. Assignee accepts such assignment and assumes and agrees to pay and perform when due all of Assignor's obligations under the Contracts which accrue following the date hereof.

         3. This Assignment may be executed in counterparts, each of which shall be an original and both of which, taken together, shall constitute a single instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have cause this Assignment to be executed as of the date set forth above.

                                      MARKET COMMUNICATIONS GROUP, L.L.C.



                                      By:
                                         ---------------------------------------
                                           Richard H. Weaver
                                           President and CEO

                                                                   "Assignor"



                                      DATA TRANSMISSION NETWORK
                                      CORPORATION



                                      By:
                                         ---------------------------------------
                                           Greg T. Sloma
                                           President and Chief Operating Officer

                                                                   "Assignee"

                                    EXHIBIT A

                                List of Contracts

                                     CONSENT
                                     -------

         The undersigned hereby consents to the assignment by Market Communications Group, L.L.C., a Delaware limited liability company ("MCG"), to Data Transmission Network Corporation, a Delaware corporation ("DTN") of the contract identified below (the "Contract"). The undersigned acknowledges the Contract is in full force and effect and constitutes the legal, valid and binding obligation of the undersigned, and that MCG is not in default thereunder.

         Dated as of March 12, 1997.



                                     ------------------------------------------
                                                     Company Name



                                     By
                                       -----------------------------------------
                                                     Signature



Contract:
                  ---------------------------------------------

                  ---------------------------------------------

                    ASSIGNMENT AND ASSUMPTION OF OFFICE LEASE
                    -----------------------------------------



         This Assignment is entered into as of March 12, 1997, by Market Communications Group, L.L.C., a Delaware limited liability company ("Assignor"), and Data Transmission Network Corporation, a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

         A. Assignor and Assignee are parties to that Purchase and Re-strictive Covenant Agreement (the "Purchase Agreement") pursuant to which Assignee has agreed to acquire the assets and business as a going concern of Assignor.

         B. Assignor maintains office space at 8610 N.W. 107th Terrace, Kansas City, Missouri 64153 (the "Leased Premises").

The Leased Premises are subject to a lease (the "Office Lease") between Farmland Industries, Inc. as landlord ("Landlord") and Assignor as tenant.

         C. As part of the transaction contemplated by the Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's rights and obligations under the Contracts.

                                    AGREEMENT
                                    ---------

         In consideration of the foregoing and the mutual promises and covenants contained herein, Assignor and Assignee agree as follows:

         1. Assignor assigns to Assignee all of Assignor's right, title and interest in and obligations under the Office Lease.

         2. Assignee accepts such assignment and assumes and agrees to pay and perform when due all of Assignor's obligations under the Office Lease which accrue following the date hereof.

         3. This Assignment may be executed in counterparts, each of which shall be an original and both of which, taken together, shall constitute a single instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have cause this Assignment to be executed as of the date set forth above.

                                      MARKET COMMUNICATIONS GROUP, L.L.C.



                                      By:
                                         ---------------------------------------
                                           Richard H. Weaver
                                           President and CEO

                                                                   "Assignor"



                                      DATA TRANSMISSION NETWORK
                                      CORPORATION



                                      By:
                                         ---------------------------------------
                                           Greg T. Sloma
                                           President and Chief Operating Officer

                                                                   "Assignee"
                                       29

                                     CONSENT
                                     -------

         The undersigned Landlord consents to the assignment by Market Communications Group, L.L.C., a Delaware limited liability company ("MCG"), to Data Transmission Network Corporation, a Delaware corporation ("DTN") of that Office Lease for the premises located at 8610 N.W. 107th Terrace, Kansas City, Missouri 64153 and releases MCG from all duties and obligations under the Office Lease which accrue following the date hereof. The undersigned acknowledges that the Office Lease is in full force and effect and constitutes the legal, valid and binding obligation of the undersigned, and that MCG is not in default thereunder.

         Dated as of March 12, 1997.



                                     Farmland Industries, Inc.



                                      By
                                        ----------------------------------------

                  ASSIGNMENT AND ASSUMPTION OF EQUIPMENT LEASES
                  ---------------------------------------------



         This Assignment is entered into as of March 12, 1997, by Market Communications Group, L.L.C., a Delaware limited liability company ("Assignor"), and Data Transmission Network Corporation, a Delaware corporation ("Assignee").

                                    RECITALS
                                    --------

         A. Assignor and Assignee are parties to that Purchase and Re-strictive Covenant Agreement (the "Purchase Agreement") pursuant to which Assignee has agreed to acquire the assets and business as a going concern of Assignor.

         B. Assignor is a party to the equipment leases (the "Equipment Leases") identified on Exhibit A attached hereto.

         C. As part of the transaction contemplated by the Purchase Agreement, Assignor desires to assign to Assignee all of Assignor's rights and obligations under the Equipment Leases.

                                    AGREEMENT
                                    ---------

         In consideration of the foregoing and the mutual promises and covenants contained herein, Assignor and Assignee agree as follows:

1. Assignor assigns to Assignee all of Assignor's right, title and interest in and obligations under the Equipment Leases.

2. Assignee accepts such assignment and assumes and agrees to pay and perform when due all of Assignor's obligations under the Equipment Leases which accrue following the date hereof.

3. This Assignment may be executed in counterparts, each of which shall be an original and both of which, taken together, shall constitute a single instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have cause this Assignment to be executed as of the date set forth above.

                                      MARKET COMMUNICATIONS GROUP, L.L.C.



                                      By:
                                         ---------------------------------------
                                           Richard H. Weaver
                                           President and CEO

                                                                   "Assignor"



                                      DATA TRANSMISSION NETWORK
                                      CORPORATION



                                      By:
                                         ---------------------------------------
                                           Greg T. Sloma
                                           President and Chief Operating Officer

                                                                   "Assignee"

                                    EXHIBIT A
                                    ---------

                                Equipment Leases

                                     CONSENT
                                     -------

         The undersigned equipment lessor hereby consents to the assignment by Market Communications Group, L.L.C., a Delaware limited liability company ("MCG"), to Data Transmission Network Corporation, a Delaware corporation ("DTN") of that Equipment Lease identified below (the "Equipment Lease"). The undersigned acknowledges that the Equipment Lease is in full force and effect and constitutes the legal, valid and binding obligation of the undersigned, and that MCG is not in default thereunder.

         Dated as of March 12, 1997.



                                      ------------------------------------------
                                            Company



                                      By
                                        ----------------------------------------
                                            Signature




Equipment Lease:
                  -----------------------------------

                  -----------------------------------

                         STATEMENT OF UNANIMOUS CONSENT
                           OF THE MANAGEMENT COMMITTEE
                                       OF
                      MARKET COMMUNICATIONS GROUP, L.L.C.
                      ------------------------------------



         The undersigned, being all the members of the Management Committee of Market Communications Group, L.L.C., a Delaware limited liability company (the "Company"), in lieu of holding a special meeting of the Management Committee, hereby consent to the adoption of and hereby adopt the following resolutions, effective as of this date, such resolutions to have the same force and effect as if adopted at a special meeting of the Management Committee duly called and held:

                           BE IT RESOLVED, that the Management Committee believes it to be in the best interests of the Company that the assets and business as a going concern of the Company be sold to Data Transmission Network Corporation ("DTN") pursuant to that Purchase and Restrictive Covenant Agreement (the "Purchase Agreement") between the Company and DTN.

                           FURTHER RESOLVED, that the Purchase Agreement and the terms thereof and the transactions contemplated thereby are ratified and improved in all respects, and the Company is authorized to enter into and perform its obligations under the Purchase Agreement.

                           FURTHER RESOLVED, that the President of the Company is authorized and directed to execute and deliver the Purchase Agreement in the name and on behalf of the Company, with such changes, additions or deletions as approved by the Management Committee, such approval being conclusively evidenced by the President's signature thereto.

                           FURTHER RESOLVED, that the President of the Company is authorized and directed to execute and deliver such further agreements, certificates and documents and to take such other actions, in the name and on behalf of the company, as he deems necessary or appropriate to carry out the Company's obligations under the Purchase Agreement, to consummate the transactions contemplated thereby and to carry out the purpose and intent of the foregoing resolutions.

                           FURTHER RESOLVED, that the President of the Company is authorized and directed to engage and consult with such accountants, legal counsel and other advisers as he deems appropriate in connection with the actions to be taken under the foregoing resolutions.

                           FURTHER RESOLVED, that any and all actions heretofore or hereafter taken by the President of the company in furtherance of the transactions contemplated by the foregoing resolutions are ratified and approved in all respects.

Dated :  March 12, 1997.

For Reuters America Inc.                          For Farmland Industries, Inc.



----------------------------                      ------------------------------
         Sara Dunn                                         H. D. Cleberg

----------------------------                      ------------------------------
         Jeffrey Maron                                     John Berardi

----------------------------                      ------------------------------
         Howard Naphtali                                   Kent Nunn

                                       35

                                     - 46 -